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                                                                   EXHIBIT 23.4


July 6, 1999


                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     As independent petroleum consultants, we hereby consent to the incorporation by reference of our report included in this Form SB-2 into Pennaco Energy, Inc.'s filed Registration Statement.


                                       /s/ Ryder Scott Petroleum Company
                                           Petroleum Engineers
                                       RYDER SCOTT COMPANY
                                       PETROLEUM ENGINEERS